SCHEDULE 14A INFORMATION

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Northern Lights Fund Trust

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ALTEGRIS FUTURES EVOLUTION STRATEGY FUND
ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

each a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2020

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Altegris Futures Evolution Strategy Fund and Altegris/AACA Opportunistic Real Estate Fund (each, a “Fund” and, together, the “Funds”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [ ], 2020 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement ("New Advisory Agreement") by and between the Trust, on behalf of each Fund, and Altegris Advisors, LLC, the current investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [ ], 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [ ], 2020.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement) and Proxy Voting Ballot are available at www.altegrismutualfunds.com.

By Order of the Board of Trustees

Kevin Wolf

President

[ ], 2020

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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ALTEGRIS FUTURES EVOLUTION STRATEGY FUND
ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

each a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, NE 68154-1150

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2020

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Altegris Futures Evolution Strategy Fund and Altegris/AACA Opportunistic Real Estate Fund (each a “Fund” and, together, the “Funds”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [ ], 2020 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2020.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve a new investment advisory agreement ("New Advisory Agreement") by and between the Trust, on behalf of each Fund, and Altegris Advisors, LLC, the current investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [ ], 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 877-738-0333.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

THE TRUST AND ALTEGRIS ADVISORS, LLC

The primary purpose of this proposal is to enable Altegris Advisors, LLC (“Altegris”) to continue to serve as the investment adviser to the Funds. To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Altegris. Shareholders of each Fund, voting separately, will vote on this proposal with respect to their Fund. Altegris has served as each Fund’s investment adviser since each Fund commenced operations. Approval of the New Advisory Agreement with respect to a Fund will not result in any increase in the fee rate paid by a Fund or its shareholders. The New Advisory Agreement is substantially similar in all material respects to each Fund’s current advisory agreement with Altegris (collectively, the “Current Advisory Agreement”). The effective date of the New Advisory Agreement with respect to a Fund will be the later of the date shareholders of the Fund approve the New Advisory Agreement or upon the closing of the transaction contemplated below.

Background and Information on the Acquisition

On [ ], 2020, Artivest Holdings, Inc. and certain of its subsidiaries (together, the “Seller”) entered into a definitive agreement with Altegris Holdings, LLC (“Buyer”) to sell all of the outstanding shares of Altegris Advisors, LLC (“Altegris” or the “Adviser”) to the Buyer (the “Acquisition”). Altegris Holdings, LLC is a newly formed holding company that will as of the Closing (as defined below) be owned by Continuum Capital Managers, LLC (“Continuum”) and AV5 Acquisition, LLC (“AV5”). Continuum is owned by its two founders, Douglas Grip and Stephen Vanourny. AV5 is solely owned by Matthew Osbourne, the Adviser’s chief investment officer. The closing of the Acquisition is subject to certain conditions. Among the conditions is the approval by a majority of the shareholders of each Fund of the proposed New Advisory Agreement between Altegris and the Trust, on behalf of the Funds. The closing of the Acquisition is expected to occur in the fourth quarter of 2020 or as soon as practical thereafter (the “Closing”), provided all of the conditions to the Closing are met.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Upon the closing of the Acquisition, a “change in control” of Altegris for purposes of the 1940 Act will be deemed to have occurred and to have caused the “assignment” and resulting termination of the Current Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

At a meeting held on September 14, 2020 (the “Board Meeting”), the Board of Trustees of the Trust approved the New Advisory Agreement for the Funds, subject to shareholder approval. The Trustees also approved an interim advisory agreement between the Trust, on behalf of each Fund, and Altegris (the “Interim Advisory Agreement”). The Interim Advisory Agreement allows Altegris to continue to manage the Fund while the Trustees solicit shareholder approval for the New Advisory

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Agreement if the Acquisition occurs before the Trust obtains shareholder approval of the New Advisory Agreement. If necessary, the Interim Advisory Agreement would become effective upon the closing of the Acquisition and would be effective for 150 days from such date or until the New Advisory Agreement is approved, if sooner. The terms of the Interim Advisory Agreement are substantially similar in all material respects to those of the Current Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed and all fees earned by Altegris under the Interim Advisory Agreement would be held in a separate escrow account pending shareholder approval of the New Advisory Agreement. Upon approval of the New Advisory Agreement by each Fund’s shareholders, the escrowed management fees will be paid to Altegris.

Please see “Evaluation by the Board of Trustees” below for a discussion of the Trustees’ considerations in connection with approving the New Advisory Agreement.

Altegris’ sub-advisory agreements with the sub-advisers listed in “Other Information – Operation Of The Fund” below (each a “Sub-Adviser”) terminate upon the termination of the Current Advisory Agreement. The Board also approved new sub-advisory agreements with the Sub-Advisers at the Board Meeting; however, a shareholder vote is not required for these new sub-advisory agreements pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”). The Order permits Altegris to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Independent Trustees, without obtaining shareholder approval. Pursuant to the Order, however, the Funds are required to provide certain information about the new sub-advisory agreements to the Funds’ shareholders, which will be provided at a later date.

Information about Adviser and the Buyer

The Adviser is currently an indirect subsidiary of Artivest Holdings Inc., a corporation that may be deemed to be controlled by (i) entities managed by Aquiline Capital Partners LLC and its affiliates, and (ii) Genstar Capital Management, LLC and its affiliates. After the Closing, Altegris will be a wholly owned subsidiary of the Buyer.

As described above, the Buyer is a newly formed holding company that will as of the Closing be owned by Continuum Capital Managers, LLC (“Continuum”) and AV5 Acquisition, LLC (“AV5”). Continuum is owned by its two founders, Douglas Grip and Stephen Vanourny. AV5 is solely owned by Matthew Osbourne.

Matthew C. Osborne, as chief investment officer of the Adviser, is responsible for oversight of investment research, product structuring and portfolio strategy. After the Closing, he will remain as chief investment officer, and also assume the role of chief executive officer, of the Adviser and continue oversight of investment research, product structuring and portfolio strategies of the Adviser. In 2002, Mr. Osborne co-founded and has since served as the chief investment officer of the Altegris group of companies (which includes the Adviser since its inception in 2010). Prior to Altegris, Mr. Osborne was the director of research for the managed investments division of Man Financial, with responsibility for manager selection and research. Previously, he had a 12-year career with a prominent family investment office in his native New Zealand. In his role as senior investment manager, Osborne was responsible for formulating investment policies and implementing a global asset allocation program that focused on alternative investments, including hedge funds, managed futures, private equity, and real assets.

Continuum is an equity investor in multiple boutique asset managers, holding investments in a select group of distinctive investment firms that include managers of mutual fund families, listed and non-listed closed-end funds and private, unregistered funds. Continuum is based near Boston, Massachusetts and

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was founded in 2012 by Messrs. Grip and Vanourny. As of June 30, 2020, Continuum had equity investments in three asset management firms which collectively manage approximately $8 billion in assets. Continuum seeks to empower money managers to build enduring businesses that achieve their full potential by providing the strategic resources necessary to accelerate growth, maximize profitability, and facilitate successful generational planning. Continuum’s business model is designed to allow investment managers to maintain an independent and entrepreneurial culture while gaining access to strategic resources and support.

Douglas C. Grip is a Founding Partner and Chief Executive Officer of Continuum. Prior to Continuum, he was a Partner of Goldman Sachs & Co, where he held various senior management and oversaw businesses with more than $100 billion under management. Prior to joining Goldman Sachs in 1996, Mr. Grip spent 12 years in a variety of roles with MFS, initially as a wholesaler and most recently as founding President of MFS Retirement Services. He was also a member of the MFS Advisory Board.

Stephen E. Vanourny is a Founding Partner of Continuum. Prior to Continuum, he was a Senior Vice President at State Street, where he was the Global Head of Strategy for the company’s $2.5 trillion asset management business. He was previously a Partner with Partners Capital, a $14 billion investment office for sophisticated institutional and high net worth investors. Prior to Partners Capital, Mr. Vanourny was a Partner with McKinsey & Co., and one of the leaders of its North American Asset Management practice.

Anticipated Effects of the Acquisition on Altegris and the Funds

The Acquisition is not expected to materially impact the business conducted by the Adviser. It is expected that, after the Acquisition, Altegris will continue under an independent organizational and operating structure. It is anticipated that Continuum and AV5 will share control of Altegris equally. The Buyer currently plans to retain the existing management team and operating structure both for the Adviser and in support of the Funds. It is currently expected that the Adviser’s management team will be retained. Investment management professionals serving Altegris’ clients are not currently expected to change as a result of the Acquisition. As noted above, the Buyer does not currently expect to materially change the Adviser’s business, operational structure or personnel; however, over time, it is expected that the Funds will enjoy certain benefits as a result of the Acquisition, as the Adviser will have more flexibility to conduct its operations and pursue opportunities without the complications that may arise from being a subsidiary of a large financial services company with diversified lines of business. The Adviser expects to be able to operate more efficiently after the Acquisition.

It is anticipated that, for a period of not more than one year, the Adviser may receive support from the Seller or its subsidiaries pursuant to a Transition Services Agreement; however, there is not expected to be any material direct impact on the Funds related to transition support services provided. The transition services to be provided pursuant to the Transition Services Agreement, and their associated costs, will not be borne by the Funds.

Section 15(f) of the 1940 Act

The Board of Trustees has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as the Seller) of an investment adviser (such as the Adviser) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Closing, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board of Trustees currently meets this test and is expected to continue to do so after the Acquisition is completed. Second, no “unfair burden” can be imposed on the

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investment company as a result of the Acquisition. An “unfair burden” includes: any arrangement during the two-year period after the Acquisition where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Buyer has agreed, following the Closing, to use its reasonable best efforts to meet the requirements of Section 15(f) of the 1940 Act. In that regard, from and after the Closing and to the extent within its control, the Buyer has agreed to conduct its businesses (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The Advisory Agreements

Under the terms of the Current Advisory Agreement and Interim Advisory Agreement, the Adviser is entitled to receive an annual fee from each Fund equal to the percentages of such Fund’s average daily net assets set forth below:

Fund	Management Fee
Altegris Futures Evolution Strategy Fund	See Advisory Fee Breakpoint table below
Altegris/AACA Opportunistic Real Estate Fund	1.30%

Advisory Fee Breakpoint Table

Portion of Net Assets	Advisory Fee
$1 billion and less	1.50%
Greater than $1 billion and less than or equal to $1.5 billion	1.40%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.30%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.20%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.10%
Greater than $3 billion	1.00%

For such compensation, the Adviser, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine. The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Current Advisory Agreement with respect to the Altegris Futures Evolution Fund at a meeting held on [ ], and with respect to the Altegris/AACA Opportunistic Real Estate Fund at a meeting held on [ ].

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement, on behalf of each Fund, with the Adviser. The terms and conditions of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed, and six separate agreements have been combined into one agreement. If the New Advisory Agreement with Altegris is not approved by the shareholders of one or more of the Funds, the Board of Trustees and Altegris will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The effective date of the New Advisory Agreement for each Fund will be the later of the date shareholders of the Fund approve the New Advisory Agreement or upon the closing of the Acquisition. The

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New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by each Fund with respect to that Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by the Adviser given to one or more of the Funds. In the event the Adviser ceases to manage one or more of the Funds, the right of those Funds to use the identifying name of “Altegris” may be withdrawn.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Altegris

The Adviser is a limited liability company organized under the laws of the State of Delaware and located at 1200 Prospect Street, Suite 400, La Jolla, California 92307. The names, titles, addresses, and principal occupations of the current principal executive officers of Altegris are set forth below:

Name and Address*:	Title:	Principal Occupation:
Matthew Osborne	Chief Investment Officer	Chief Investment Officer and Portfolio Manager/Artivest Holdings
Martin Beaulieu	Chief Executive Officer	Chairman and Chief Executive Officer/Artivest Holdings
Kamal Jafarnia	General Counsel and Chief Compliance Officer	Chief Legal and Compliance Officer / Artivest Holdings

* Each officer address is in care of Altegris, 1200 Prospect Street, Suite 400, La Jolla, California 92307.

For the fiscal years ended on the dates indicated below, under the Current Advisory Agreement and subject to an expense limitation agreement between Altegris and the Trust, Altegris received management fees after waiver or recapture in the following amounts:

Fund	Management Fees	Fiscal Year Ended
Altegris Futures Evolution Strategy Fund	$6,823,341	June 30, 2020
Altegris/AACA Opportunistic Real Estate Fund	$4,321,842	December 31, 2019

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees held on September 14, 2020, the Board, including the Independent Trustees, deliberated whether to approve the New Advisory Agreement with the Adviser. The Trustees relied upon the advice of Counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information

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provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreements. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Service. The Trustees noted that Altegris was founded in 2002 and specialized in identifying, evaluating, selecting, and monitoring alternative strategies and managers for the purpose of offering these strategies to financial professionals and individuals seeking portfolio diversification. They also noted that Altegris managed approximately $2 billion in assets. The Trustees discussed the anticipated changes in the adviser personnel as a result of the Transaction, noting areas of continuity, and remarked positively on the educational and professional backgrounds of the firm’s key personnel who would be responsible for servicing the Altegris Funds after the Transaction. The Trustees considered that Altegris’ investment process relied on a rigorous methodology for sourcing, evaluating, qualifying and selecting effective alternative managers. The Trustees commented that Altegris implemented a comprehensive risk mitigation process that provided oversight of each portfolio manager, ensuring that each Fund’s portfolio was constructed in accordance with the respective Fund’s investment mandate, which was expected to continue. The Trustees observed that the adviser conducted a comprehensive supervision of its sub-advisers with a process that monitored performance characteristics and compliance with each Fund’s investment limitations. The Trustees found that the adviser continued to be fully engaged with its sub-advisers and fully abreast of the strategies employed by each sub-adviser. The Trustees expressed satisfaction with the adviser’s expected resources after the Transaction. The Trustees concluded that the adviser should continue to provide a high level of quality service to the Altegris Funds to the benefit of each Fund’s shareholders.

Performance.

Altegris Futures Evolution. The Trustees discussed the Fund’s investment objective and investment strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the since inception period. They further noted that the Fund underperformed all three comparable metrics for the one-year, three-year, and five-year periods, with the recent 12-month period being the most challenging. The Trustees discussed the adviser’s rationale for the Fund’s relative underperformance being caused in-part by the unprecedented market volatility of 2020, which resulted from the Coronavirus pandemic, and coincided with substantial redemptions. The Trustees agreed the Fund had previously produced reasonable returns for shareholders, but that future performance of the Fund would continue to be monitored. The Trustees agreed that the adviser would be required to attend a future meeting of the Board prior to the next renewal date and provide a performance update.

Altegris/AACA Opportunistic Real Estate. The Trustees considered the Fund’s investment objective and principal investment strategy. The Trustees recognized the Fund’s strong performance in all time periods reported, with a five-star Morningstar rating. They noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the one-year, three-year, five-year and since inception periods. The Trustees noted that the Fund’s outperformance of comparable funds had been impressive and indicated that Altegris should continue to provide positive performance to the Fund for the benefit of shareholders.

Fees and Expenses.

Altegris Futures Evolution. The Trustees reviewed the Fund’s current and proposed advisory fee of 1.50% (with breakpoints at various levels) and considered the fee relative to the fees charged by funds in the Broadridge selected peer group and Morningstar category. They acknowledged that Altegris’ maximum advisory fee was higher than the Fund’s Morningstar category median and average and slightly higher than its peer group median and average of 1.45%. They discussed that the advisory fee was within

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the range of both comparable metrics. They discussed the Fund’s net expense ratio, noting that it was slightly higher than its peer group median and average and higher than its Morningstar category median and average. They again noted that it was well within the range of both comparable metrics. The Trustees further noted that the Transaction would not result in an unfair burden to shareholders because the proposed advisory fee was the same as the current advisory fee. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Altegris/AACA Opportunistic Real Estate. The Trustees noted the adviser would continue to charge the Fund an advisory fee of 1.30%. The Trustees reviewed comparable fees of funds and observed that the Fund’s advisory fee was higher than the Fund’s Morningstar category median and average as well as higher than the Broadridge selected peer group median and average. They noted that the fee was the highest among the peer group and the Morningstar category. They acknowledged the Fund’s net expense ratio was higher than the Morningstar category and peer group median and average respectively. The Trustees noted the adviser’s observation that the Fund was different than most funds in its peer group and Morningstar category because it employed a shorting strategy, which allowed investors to potentially benefit from both short-term and long-term gains. The Trustees further noted that the Transaction would not result in an unfair burden to shareholders because the proposed advisory fee was the same as the current advisory fee. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale will be reached with respect to the management of the Funds.

Altegris Futures Evolution. The Trustees considered whether economies of scale would be realized by the adviser in connection with Altegris’ advisory services. They noted that the advisory fee for the Fund included breakpoints that result in lower fees beginning at $1 billion in Fund assets. They considered the impact of the sub-advisory fee on the ability of Altegris to realize economies of scale, and that the sub-advisory fee also included non-standard breakpoints. The Trustees discussed the impact of the sub-adviser fee paid by Altegris and its breakpoints, noting the variation between the breakpoint schedules. The Trustees concluded that the breakpoints remained appropriate.

Altegris/AACA Opportunistic Real Estate. The Trustees considered the adviser’s statement that at current asset levels, the adviser does not believe the Fund will benefit from economies of scale, but that the adviser indicated it would be willing to discuss breakpoints in the advisory fee if the Fund’s assets reached higher asset levels. They noted that the adviser was providing some limits on expenses incurred by shareholders through the expense limitation agreement. They considered the impact of the sub-advisory fee on the ability of Altegris to realize economies of scale, and that the sub-advisory fee did not include breakpoints. The Trustees concluded that at this time the absence of breakpoints was reasonable and agreed to consider implementing breakpoints as the Fund’s assets increased.

Profitability. The Trustees considered the anticipated profits Altegris would realize in connection with managing the Funds and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Funds. The Trustees reviewed the projected (pro-forma) profitability analysis provided by Altegris with respect to each Altegris Fund and noted that the adviser estimated that it would realize a profit with respect to each Fund over the initial two-year period of the new advisory agreement. They discussed the impact of the fee waiver on the Adviser’s profits related to Futures Evolution. They also discussed the advisory fees relative to the sub-advisory fees of each Fund, the allocation of responsibilities among the Adviser and the sub-adviser to each Fund, and the reasonableness of the fees and profits based in those allocations. They noted that adviser’s stated profits appeared reasonable in terms of actual dollars and as a percentage of revenue. They considered the adviser’s assertion that it would devote significant resources and personnel to manage the Funds and

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supervise the sub-advisers, and concluded that, with respect to each Fund, excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Funds. The Trustees further concluded that the Advisory Agreement and related transaction meet the requirements of Section 15 of the 1940 Act such that there will be no unfair burden on the Funds or shareholders, and that the Board will remain at least 75% independent.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and a majority of the Board of Trustees, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68154-1150. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain Altegris as Fund manager and investment adviser. The Sub-Advisers listed below and located at the addresses below, serve as a sub-adviser to one or more Funds as indicated below. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC provides the Funds with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services provides the Funds with compliance services.

Fund	Sub-Adviser and Address
Altegris Futures Evolution Strategy Fund	DoubleLine Capital LP 333 South Grand Avenue Suite 1800 Los Angeles, CA 90071
Altegris/AACA Opportunistic Real Estate Fund	American Assets Capital Advisers, LLC 11455 El Camino Real, Suite 300 San Diego, CA 92130

THE PROXY

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       The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were the number of shares of beneficial interest of each Fund issued and outstanding as set forth below:

Fund	Shares Issued and Outstanding
Altegris Futures Evolution Strategy Fund	[ ]
Altegris/AACA Opportunistic Real Estate Fund	[ ]

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on Proposal 1. Shareholders of each Fund will vote separately with respect to their Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Each Fund will vote separately, and an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Advisory Agreement with respect to that Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of any Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any Fund.

The record owners of more than 5% of the outstanding shares of each Fund on the Record Date are listed in the following table.

[Ultimus to provide]

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Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required. Any shareholder proposal should be sent to Richard Malinowski, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The Trust has engaged [ ], a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $[ ]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Altegris. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and Altegris will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Altegris may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (631) 470-2600, or write the Trust at 17605 Wright Street, Omaha, NE 68154-1150.

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Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [ ], 2020

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement), and Proxy Card are available at www.altegrismutualfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated [ ], 2020

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

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Appendix A

[INSERT ADVISORY AGREEMENT]

A-1

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2020

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin E. Wolf, Richard Malinowski and Stephanie Shearer each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [ ], 2020 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Altegris Futures Evolution Strategy Fund (the "Fund"), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR": (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature ____________________ Date

Signature of Joint Shareholder ____________________ Date

▲ *FOLD HERE PLEASE DO NOT TEAR* ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.altegrismutualfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

"Scanner Bar Code"

TAG ID: CUSIP:

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2020

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin E. Wolf, Richard Malinowski and Stephanie Shearer each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [ ], 2020 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Altegris/AACA Opportunistic Real Estate Fund (the "Fund"), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR": (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature Date

Signature of Joint Shareholder Date

▲ *FOLD HERE PLEASE DO NOT TEAR* ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.altegrismutualfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

"Scanner Bar Code"

TAG ID: CUSIP: